Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of eAcceleration Corp. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Clinton L. Ballard, Chief Executive Officer of the Company, and E. Edward Ahrens, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, that to our knowledge:

                                (1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                                (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

.	/s/ Clinton L. Ballard
Clinton L. Ballard
President and Chief Executive Officer

.	/s/ E. Edward Ahrens
E. Edward Ahrens
Chief Financial Officer

Dated: November 10, 2004